SUPPLEMENT DATED APRIL 26, 2019 TO THE

PROSPECTUS, DATED MAY 1, 2015, AS AMENDED, FOR

New York Life Insurance and Annuity Corporation

NYLIAC Corporate Sponsored Variable Universal Life (“CSVUL”)

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

This supplement amends the May 1, 2015 prospectus, as amended, for CSVUL offered through the separate account referenced above (the “Prospectus”). You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with your Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note the following changes to the Prospectus, which will take effect on May 1, 2019:

(i)	Name changes to three (3) Eligible Portfolios; and

(ii)	Amendments to the “Policy Payment Information” section of the Prospectus.

Keeping these purposes in mind, please note the following:

I.	Name Change to Certain Eligible Portfolios

(a)	Effective May 1, 2019, the name of the following Eligible Portfolios from Fidelity® Variable Insurance Products Fund will change from:

1.	Fidelity® VIP Contrafund® Portfolio—Initial Class to Fidelity® VIP ContrafundSM Portfolio—Initial Class; and

2.	Fidelity® VIP Equity-Income Portfolio—Initial Class to Fidelity® VIP Equity-Income(SM) Portfolio—Initial Class.

(b)

Effective May 1, 2019, Janus Henderson VIT Global Research Portfolio—Institutional Shares, an Eligible Portfolio from Janus Aspen Series, will change to Janus Henderson Global Research Portfolio—Institutional Shares.

II.	Amendments to the “Policy Payment Information” section of the Prospectus

The first paragraph of the “Policy Payment Information—Policy Proceeds” section of the Prospectus shall be replaced in its entirety by the following:

We will pay proceeds to your Beneficiary in one sum, unless you or the Beneficiary choose to be paid over time, when We receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;
plus 2)	any additional death benefit under the ATR, if elected;
less 3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy;
less 4)	any outstanding policy charges; and
plus 5)

any interest on these proceeds compounded each year from the date We receive due proof that the Insured died while the policy is in effect until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. Interest will accrue at the rate We set that is in effect on the date of death. We set the interest rate each year. This rate will be 3% per year, and will not be less than that required by law.

The last paragraph of the “Policy Payment Information—When We Pay Policy Proceeds” section of the Prospectus shall be replaced in its entirety by the following:

We will pay interest on the Policy Proceeds compounded each year from the date we receive due proof that the Insured died while the policy is in effect until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than that required by law.

The second paragraph of the “Policy Payment Information—When We Pay Policy Proceeds—Payment Options” section of the Prospectus shall be replaced in its entirety by the following:

Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded as of the date we receive due proof that the Insured died while the policy is in effect to the date of payment. We set the interest rate each year. This rate will be at least 3% per year and not less than that required by law. Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at any time. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with Us after the withdrawal would be less than $100, We may pay the entire remaining balance in one sum to the payee.

The first two paragraphs of the “Policy Payment Information—Life Insurance Benefit Options” section of the Prospectus shall be replaced in its entirety by the following:

Policy Proceeds are payable under the policy to the named Beneficiary when the Insured dies. Upon receiving due proof of death at the Service Office, We will pay the Beneficiary the Life Insurance Benefit determined as of the date we receive due proof of death as part of the Policy Proceeds. All or part of the Policy Proceeds can be paid in cash or applied under one or more of Our payment options described under ‘Policy Payment Information—When We Pay Policy Proceeds—Payment Options.’

The amount of the Life Insurance Benefit is determined by the Life Insurance Benefit Option the Policyowner has chosen. Life Insurance Benefit Option 1 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount or (ii) the Cash Value multiplied by the percentage in the appropriate IRC Section 7702 table. Life Insurance Benefit Option 2 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount plus the Cash Value or (ii) the Cash Value multiplied by a percentage in the appropriate IRC Section 7702 table. The value of any benefits provided by the ATR is added to the amount of the Life Insurance Benefit. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit any applicable interest on the balance. We pay interest on the Policy Proceeds from the date we receive due proof to the date the Policy Proceeds are paid or a payment option becomes effective. We set the interest rate each year. This rate will be at least 3% per year and will not be less than that required by law (See “Policy Payment Information—Death Claims”).

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010